SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2006

                                 ______________

                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                         0-25509                42-1485449
------------------------------   ------------------------    ------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



329 Pierce Street, Sioux City, Iowa                                  51101
-----------------------------------------------                   -----------
(Address of principal executive offices)                          (Zip Code)


                                 (712) 277-0200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 1.01.     Entry into a Material Definitive Agreement.

         As previously reported, First Federal Bankshares, Inc. (the "Company") has entered into an employment agreement with Michael W. Dosland, pursuant to which Mr. Dosland will serve as President and Chief Executive Officer of the Company and First Federal Bank (the "Bank"), the Company's wholly-owned subsidiary. The employment agreement was attached as Exhibit 10 to the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on January 9, 2006. The employment agreement as filed incorrectly provided for an effective date of January 4, 2005. The correct effective date is January 4, 2006. The corrected employment agreement is attached as Exhibit 10 hereto.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On January 19, 2006, the Company's board of directors appointed Michael
W. Dosland as a director of the Company. On that date, Mr. Dosland was also appointed a director of the Bank. As previously disclosed, Mr. Dosland was recently appointed President and Chief Executive Officer of the Company and the Bank. In connection with his appointment to those positions, the Board expressed its intention to appoint Mr. Dosland as a director of the Company and the Bank. Except for the foregoing, there are no arrangements or understandings between Mr. Dosland and any other person pursuant to which Mr. Dosland was selected as a director. Additional information about Mr. Dosland's background and experience is set forth in the press release attached as Exhibit 99 to the Company's Form 8-K filed on January 9, 2006, which information is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               10   Employment Agreement with Michael W. Dosland


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FIRST FEDERAL BANKSHARES, INC.

Dated:  January 19, 2006            By:  /s/ Michael W. Dosland
                                         ---------------------------------------
                                         Michael W. Dosland
                                         President and Chief Executive Officer
                                         (Duly authorized representative)




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